Exhibit 10(ii)



















                            MERRILL LYNCH & CO., INC.
                   PROGRAM FOR DEFERRAL OF STOCK OPTION GAINS
                    FOR A SELECT GROUP OF ELIGIBLE EMPLOYEES




















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                            MERRILL LYNCH & CO., INC.
                   PROGRAM FOR DEFERRAL OF STOCK OPTION GAINS
                    FOR A SELECT GROUP OF ELIGIBLE EMPLOYEES

                                Table of Contents


Page

   I.  GENERAL.............................................................1
       1.1    Purpose and Intent...........................................1
       1.2    Definitions..................................................1
  II.  ELIGIBILITY.........................................................3
       2.1    Eligible Employees...........................................3
       2.2    Representation and Warranty by Participant...................3
 III.  DEFERRAL ELECTIONS..................................................4
       3.1    Deferral Elections...........................................4
              (a)   Making Elections.......................................4
              (b)   Deemed Exercise........................................4
              (c)   Effect of Deferral Followed by a Deemed Exercise.......4
              (d)   Irrevocability of Deferral Election....................4
       3.2    Minimum Requirements for Deferral............................5
       3.3    Recission of Deferral Election...............................5
              (a)   Prior to Deemed Exercise...............................5
              (b)   Adverse Tax Determination..............................5
  IV.  ACCOUNTS............................................................5
       4.1    Creation and Crediting to Accounts...........................5
       4.2    Dividend Equivalents.........................................5
       4.3    Changes in Capitalization....................................6
   V.  STATUS OF ACCOUNT...................................................6
       5.1    Status.......................................................6
       5.2    Non-Assignability............................................6
       5.3    Effect of Deferral on Benefits Under Pension and
              Welfare Benefit Plans........................................7
  VI.  PAYMENT OF ACCOUNT..................................................7
       6.1    Payment Date.................................................7
              (a)   Regular Payment Elections..............................7
              (b)   Modified Installment Payments..........................7
       6.2    Manner of Payment............................................7
       6.3    Termination of Employment....................................7
              (a)   Death or Retirement....................................7
              (b)   Other Termination of Employment........................8
              (c)   Leave of Absence, Transfer or Disability...............8
              (d)   Discretion to Alter Payment Date.......................8
       6.4    Withholding of Taxes.........................................8
       6.5    Beneficiary..................................................8
              (a)   Designation of Beneficiary.............................8
              (b)   Change in Beneficiary..................................9
              (c)   Default Beneficiary....................................9
              (d)   If the Beneficiary Dies During Payment.................9
       6.6    Hardship Distributions.......................................9
       6.7    Domestic Relations Orders...................................10
 VII.  ADMINISTRATION OF THE PLAN.........................................10
       7.1    Powers of the Committee and the Administrator...............10
              (a)General..................................................10
              (b)Limitation of Liability..................................10
       7.2    Optional Rabbi Trust........................................10
       7.3    Payments on Behalf of an Incompetent........................10
       7.4    Corporate Books and Records Controlling.....................11
VIII.  MISCELLANEOUS PROVISIONS...........................................11
       8.1    Litigation..................................................11
       8.2    Headings Are Not Controlling................................11
       8.3    Governing Law...............................................11
       8.4    Amendment and Termination...................................11

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         MERRILL LYNCH & CO., INC. PROGRAM FOR DEFERRAL OF STOCK OPTION
                 GAINS FOR A SELECT GROUP OF ELIGIBLE EMPLOYEES

     1.1 Purpose and Intent.

     The purpose of the Plan is to encourage the employees who are integral to the success of the business of the Company to continue their employment and their alignment with Merrill Lynch & Co., Inc. Common Stock by providing them with the ability to defer receipt of option gains with respect to non-qualified stock options granted under the Merrill Lynch & Co., Inc. Long-Term Incentive
Compensation Plan and the Merrill Lynch & Co., Inc. Long-Term Incentive Compensation Plan for Managers and Producers (collectively, "LTICP").

     It is intended that the Plan be unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Title I of ERISA, and all decisions concerning who is to be considered a member of that select group and how the Plan shall be administered and interpreted shall be consistent with this intention.

     1.2 Definitions.

     For the purpose of the Plan, the following terms shall have the meanings indicated.

     "Account" means the reserve account established on the books and records of ML & Co. to record the Participant's Balances.

     "Administrator" means the Head of Human Resources of ML & Co., or his or her designee or functional successor, or any other person or committee designated as Administrator of the Plan by the Management Development and Compensation Committee of the Board of Directors.

     "Balances" means the Participant's Stock Unit Balance, Cash Unit Balance and/or Mutual Fund Balance.

     "Board of Directors" means the Board of Directors of ML & Co. or any duly authorized Committee thereof.

     "Cash Unit" means an entry in a Participant's Cash Unit Balance representing the Company's obligation to pay an amount in cash equal to the value of one share of Common Stock.

     "Cash Unit Balance" means, the number of Cash Units credited to the Participant, prior to October 1, 2001, in connection with the payment of dividend equivalents on Stock Units and/or Cash Units in accordance with Section 4.2, as adjusted to any changes in capitalization in accordance with Section 4.2 and any payments made to the Participant.

     "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means the Management Development and Compensation Committee of the Board of the Directors. Except as may be required by law, any function of the Committee may be delegated to the Administrator.

     "Common Stock" means the Common Stock, par value $1.33 1/3 per share of ML & Co., together with (for so long they are outstanding) one Right to Purchase Units of Series A Junior Preferred Stock, par value $1.00 per share, of ML & Co. issued pursuant to the Rights Agreement dated as of December 16, 1987 between ML & Co. and Manufacturers Hanover Trust Company, Rights Agent, as amended.

     "Company" means ML & Co. and all of its Subsidiaries and affiliates.

     "Covered Options" means the particular non-qualified options granted under LTICP as to which a Participant has elected to defer gains.

     "Deemed Exercise" means the conversion of Covered Options to the right to receive the Stock Units.

     "Deferral Election" means a Participant's election to defer the gain on non qualified stock options granted under LTICP as described in Section 3.1 and Exhibit A hereto.

     "Eligible Employee" means an employee eligible to make a deferral under the Plan, as determined in Article II hereof.

     "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Executive Officer" means "officers" of ML & Co. as defined in Rule 16a-1 under the Securities Exchange Act of 1934.

     "Fair Market Value" of Common Stock on any date means (a) the mean of the high and low sales prices on the New York Stock Exchange--Composite Tape on the date(s) in question, or, if the Common Stock shall not have been traded on any such date(s), the mean of the high and low sales prices on the New York Stock Exchange--Composite Tape on the first day prior thereto on which the Common Stock was so traded; or (b) such other amount as may be determined by the Administrator by any fair and reasonable means.

     "Fiscal Month" means the monthly period used by ML & Co. for financial accounting purposes.

     "Fiscal Year" means the annual period used by ML & Co. for financial accounting purposes.

     "LTICP"  means  the  Merrill  Lynch  &  Co.,   Inc.   Long-Term   Incentive
Compensation Plan and the Merrill Lynch & Co., Inc. Long-Term Incentive Compensation Plan for Managers and Producers .

     "ML & Co." means Merrill Lynch & Co., Inc.

                                        1

     "ML Deferred Compensation Plan" means the most recent ML & Co. Deferred Compensation Plan for a Select Group of Eligible Employees.

     "Mutual Fund Return Benchmarks" means the mutual funds chosen by the Administrator under the ML & Co. Deferred Compensation Plan for Certain Eligible Employees.

     "Mutual Fund Balance," means, as of any date, the amounts credited to a Participant's Mutual Fund Balance, adjusted in accordance with Section 3.4 of ML Deferred Compensation Plan to reflect the performance of the mutual funds selected by the Participant and adjusted for any payments made to the Participant prior to that date.

     "Officer(s)" means all officers of ML & Co., as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934.

     "Participant" means an Eligible Employee who elects to defer under the Plan.

     "Plan" means this Merrill Lynch & Co., Inc. Program for Deferral of Stock Option Gains for a Select Group of Eligible Employees.

     "Rabbi Trust" means the Trust that may be established, at the option of the Administrator, to receive the delivery of shares otherwise issuable upon the exercise of Covered Options as provided hereunder and to hold such shares (or the proceeds thereof) until payment of amounts pursuant to this Plan.

     "Retirement" means a Participant's (1) termination of employment with the Company for reasons other than for Cause on or after (A) having completed at least five (5) years of service and (B) reaching any age, that, when added to service with the Company (in each case, expressed as completed years and completed months), equals at least 45; or (2) as the result of becoming employed by an unconsolidated affiliate of the Company (as specified by the Head of Human Resources).

     "Stock Unit" means an entry in a Participant's Stock Unit Balance representing the Company's obligation to make payment to a Participant in the form of one share of Common Stock in accordance with the Plan.

     "Stock Unit Balance" means, as of any date, the number of Stock Units credited to a Participant's Account as adjusted to any changes in capitalization in accordance with Section 4.2 and any payments made from the Stock Unit Balance to the Participant prior to that date.

     "Subsidiary" means any corporation, partnership, or other organization of which ML & Co. owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests.

                                        2

                                   Article II
                                   ELIGIBILITY

     2.1 Eligible Employees.

     Initially participation in this Plan shall be limited to employees of the Company who were granted non-qualified Stock Options under LTICP that have been outstanding for eight years or more, provided that the Administrator, in his or her sole discretion, may expand such eligibility to include additional employees who are generally eligible to participate in the Merrill Lynch & Co., Inc. Deferred Compensation Plans for a Select Group of Eligible Employees, and such other employees or persons who have retired as employees of the Corporation as the Administrator may, in his or her sole discretion, determine.

     2.2 Representation and Warranty by Participant.

     The deferral opportunity being offered hereby has not been and will not be registered under the Securities Act of 1933 (the "Securities Act") and is being offered to "accredited investors" (within the meaning of Rule 501(a)(6) under the Securities Act) in reliance on the exemption from registration provided by
Section 4(2) of the Securities Act. Accordingly, when submitting his or her election form to the Administrator or his designee, each Participant must represent and warrant to ML & Co. that he or she is a natural person who had an individual income in excess of $200,000 in the most recent calendar year then ended and has a reasonable expectation of reaching the same income level in the current calendar year. This requirement is in addition to, and not a substitute for, the eligibility requirements set forth in Section 2.1.

                                        3

                                   Article III
                               DEFERRAL ELECTIONS
     3.1 Deferral Elections.

     (a) Making Elections. Eligible employees can elect to defer receipt of the gain to which such Participant would otherwise be entitled on exercise of any non-qualified options granted to such employees under LTICP that have been outstanding for at least eight years. Deferral Elections shall be made by submitting to the Administrator or his designee the form attached hereto as Exhibit A.

     (i) Each Deferral Election must be made at least 90 days prior to the Deemed Exercise of the Covered Options to which the Deferral Election relates and must specify the particular Stock Options (including the date of grant) to which such Deferral Election relates and the number of Shares issuable upon exercise of such Stock Options.

     (ii) To be effective, each Deferral Election must be made (A) in or prior to the taxable year immediately prior to the expiration of such Covered Option and (B) at least six (6) months prior to the date of such expiration.

     (iii) To be effective, each Deferral Election must defer the gain on a minimum of 500 options, or such other amount as determined by the Administrator.

     (b) Deemed Exercise. When a Deferral Election has been made, Covered Options, while remaining subject to all other terms and conditions of LTICP, may only be exercised subject to the Deemed Exercise procedures in this Plan. Covered Options will not be converted to Stock Units in accordance with Section
4.1 until a Deemed Exercise has occurred. To effect a Deemed Exercise, Participants must prove ownership of previously held shares of Common Stock (owned for a period of not less than six months) having a Fair Market Value on the Deemed Exercise date equal to the total Exercise Price. The date on which such Deemed Exercise occurs will determine the number of Stock Units credited to a Participant in accordance with Section 4.1.

     (c) Effect of a Deferral Followed by a Deemed Exercise. Upon a Deemed Exercise of all or a portion of the Covered Options to which such Deferral Election relates, a Participant will be credited with a number of Stock Units determined in accordance with Section 4.1 and, if the Administrator determines, delivered to a Rabbi Trust established in accordance with Section 8.1 hereof for payment to the Participant in accordance with Article VI hereof.

     (d) Irrevocability of Deferral Election. Except as provided in Sections 3.3 and 6.6 and 6.7, an election made under Section 3.1(a) is irrevocable once submitted to the Administrator or his designee. Once a Participant elects to defer the gains on all or a portion of a Stock Option, any gains will be deferred whenever a Deemed Exercise of a Stock Option occurs.

                                        4

     3.2 Minimum Requirements for Deferral.

     Minimum Requirements. Notwithstanding any other provision of the Plan, no deferral will be effected under the Plan with respect to a Participant if:

     (a) the Participant is not an Eligible Employee when the election is made,

     (b)  the  Participant  does  not  meet  the  minimum  annual   compensation
requirements of the Merrill Lynch & Co., Inc. Deferred Compensation Plan for a Select Group of Eligible Employees for the year in which the election was made.

     3.3 Rescission of Deferral Election.

     (a) Prior to Deemed Exercise. A deferral election hereunder will be rescinded if a Participant's employment terminates prior to a Deemed Exercise. In addition, a deferral election may be rescinded at the request of the Participant prior to a Deemed Exercise, if the Administrator, in his sole discretion and upon evidence of such basis that he finds persuasive (including a material applicable change in the Participant's U.S. Federal and/or foreign income tax rate during the relevant period), agrees to the rescission of the election. In the event of a rescission under this Section 3.3(a), no deferral will be effected under the Plan.

     (b) Adverse Tax Determination. Notwithstanding the provisions of Section 3.3(a), a deferral election may be rescinded at any time if (i) a final determination is made by a court or other governmental body of competent jurisdiction that the election was ineffective to defer income for purposes of U.S. Federal, state, local or foreign income taxation and the time for appeal from this determination has expired, and (ii) the Administrator, in his sole discretion, decides, upon the Participant's request and upon evidence of the occurrence of the events described in (i) hereof that he finds persuasive, to rescind the election. Upon any such rescission, the Account Balance will be paid to the Participant as soon as practicable.

                                   Article IV
                                     ACCOUNT

     4.1 Creation and Crediting to Account

     An Account shall be created for each Participant who has deferred under the Plan and effected a Deemed Exercise. As soon as practicable after the Deemed Exercise (but in no event later than the end of the following month), a Participant's Stock Unit Balance will be credited with a number of Stock Units (or fractions thereof) equal to: (1) the aggregate Fair Market Value (on the date of Deemed Exercise) of the number of Covered Option shares that are the subject of the Deemed Exercise; (2) minus: (A) the aggregate Exercise Price of the shares subject to the Covered Option; and (B) any FICA or Medicare taxes due upon such exercise (unless the Administrator determines that such taxes should be payable in some other manner); (3) divided by the Fair Market Value of the Common Stock on such Date. Cash Units will be credited to a Participant's Cash Unit Balance in accordance with Section 4.2.

     4.2 Dividend Equivalents.

     Whenever a cash dividend is paid on a share of Common Stock, the Participant's Account shall be credited, on the payment date for such cash dividend. Prior to October 1, 2001, such accounts shall be credited with the number of Cash Units determined by multiplying the per share amount of the cash dividend by the Participant's Stock Unit Balance and Cash Unit Balance (expressed in Stock Units and Cash Units, respectively), on the record date for such cash dividend and dividing the result by the price per share of Common Stock used for purposes of the reinvestment of such cash dividend in the Merrill Lynch & Co., Inc. Dividend Reinvestment Program, and rounding the result to the nearest 1/100th of a Unit (with .005 being rounded upwards). Following such date, such amounts shall be indexed in accordance with the ML Deferred Compensation Plan to the return of the Mutual Fund Return Options under the ML Deferred Compensation Plan selected by the Participant. In addition, beginning on July 16, 2001, and ending on September 30, 2001, the Participants will be given a one-time option to convert their Cash Unit Balance to a Mutual Fund Balance as of October 1, 2001.

                                        5

     4.3 Changes in Capitalization.

     Any other provision of the Plan to the contrary notwithstanding, if any change shall occur in or affect shares of Common Stock on account of a merger, consolidation, reorganization, stock dividend, stock split or combination, reclassification, recapitalization, or distribution to holders of shares of Common Stock (other than cash dividends) including, without limitation, a merger or other reorganization event in which the shares of Common Stock cease to exist, or, if in the opinion of the Board of Directors, after consultation with the Company's independent public accountants, changes in the Company's accounting policies, acquisitions, divestitures, distributions, or other unusual or extraordinary items have disproportionately and materially affected the value of shares of Common Stock or Stock or Cash Units, the Committee shall make such adjustments, if any, that it may deem necessary or equitable in each Participant's Stock Unit or Cash Unit Balances in order to preserve the full benefits of the Plan for the Participants, taking into account any factors that the Committee, in its sole discretion, considers relevant. In the event of a change in the presently authorized shares of Common Stock that is limited to a change in the designation thereof or a change of authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be shares of Common Stock within the meaning of the Plan. In the event of any other change affecting the shares of Common Stock or Stock or Cash Units, such adjustment shall be made as may be deemed equitable by the Committee to give proper effect to such event.

                                    Article V
                                STATUS OF ACCOUNT

     5.1 Status.

     Nothing contained herein and no action taken pursuant hereto will be construed to create any kind or a fiduciary relationship between ML & Co. and any Participant, the Participant's beneficiary or estate, or any other person. Title to and beneficial ownership of any funds represented by any Account Balance will at all times remain with the Company, or in the event a Rabbi Trust is established, in the Rabbi Trust, and available to the creditors of the Company in the event of a bankruptcy. No person will, by virtue of the provisions of the Plan, have any interest whatsoever in any specific assets of the Company. To the extent that any person acquires a right to receive payments from the Company under the plan, such right will be no greater than the right of any unsecured general creditor of the Company.

     5.2 Non-Assignability.

     The Participant's right or the right of any other person to any Account Balance or any other benefits hereunder cannot be assigned, alienated, sold, garnished, transferred, pledged, or encumbered except by a written designation of beneficiary under the Plan, by written will, or by the laws of descent and distribution.

                                        6

     5.3 Effect of Deferral on Benefits Under Pension and Welfare Benefit Plans.

     The effect of deferral on pension and welfare benefit plans in which the Participant may be a participant will depend upon the provisions of each such plan, as amended from time to time.

                                   Article VI
                               PAYMENT OF ACCOUNT

     6.1 Payment Date.

     (a) Regular Payment Elections. Subject to Section 7.1(b), the Participant's Account Balances will be paid by ML & Co., as elected by the Participant at the time of his or her deferral election, either in a single payment to be made, or in the number of annual installment payments (not to exceed 15) chosen by the Participant to commence, (i) in the month following the month of the Participant's Retirement or death, (ii) in any month and year selected by the Participant after the end of the calendar year in which the election is made or
(iii) in any month in the calendar year following the Participant's Retirement; provided that Executive Officers shall receive the payment (in the case of a single payment) or commencement of payment (in the case of installment payments) on a date that isone day after the earliest to occur of Retirement, Death or other termination of employment, subject to the ability of ML & Co. to delay the payout in the event of concerns about Section 16 of the Securities Exchange Act. The amount of each annual installment payment, if applicable, shall be determined by multiplying the Fair Market Value of the Account Balances as of the last day of the month immediately preceding the month in which the payment is to be made by a fraction, the numerator of which is one and the denominator of which is the number of remaining installment payments (including the installment payment to be made) and rounding the result to the nearest whole Stock Unit of Cash Unit as the case may be.

     (b) Modified Installment Payments. If the Participant had elected (at the time of deferral) to receive at least 11 but no more than 15 annual Installment Payments in accordance with Section 6.1(a), then such Participant's Account Balances, will be paid in modified installment payments, such modified installment payments to commence at least one day following the Participant's Retirement or upon the Participant's death. The modified installment payments shall be computed in accordance with the last sentence of Section 6.1(a) and will in all other respects be treated like regular installment payments under the Plan.

     6.2 Manner of Payment. Payments of Stock Unit Account Balances will be made in the form of one share of Common Stock for each Stock Unit to be paid, with any fractional Stock Units paid in cash. Payments of Cash Units will be made in cash. The amount of such cash payment shall be determined by multiplying the number of Cash Units to be paid by the Fair Market Value of a share of Common Stock on the last business day immediately prior to the day on which payment is to be made and rounding the result up to the nearest whole cent.

     6.3 Termination of Employment.

     (a) Death or Retirement. If the Participant dies or begins Retirement prior to the payment or commencement of payment, then the Account Balances will be paid, in accordance with the Participant's elections and as provided in Sections
6.1 and 6.2, to the Participant (in the event of Retirement) or to the Participant's beneficiary (in the event of death), provided, however, that in the event that a beneficiary of the Participant's Account is the Participant's estate or is otherwise not a natural person, then (i) if the Participant has elected a regular payment election pursuant to Section 6.1(a), the applicable portion of the Account Balances will be paid in a single payment to such beneficiary notwithstanding any election of installment payments, and (ii) if the Participant has elected modified installment payments pursuant to Section 6.1(b), the applicable portion of the Account will continue to be payable as modified installment payments, but only to a single person consisting of the administrator or executor of the Participant's estate or another person lawfully designated by the administrator or executor (and in the event no such person is designated within a reasonable time, payment will be made in a lump sum).

                                        7

     (b) Other Termination of Employment. If the Participant's employment terminates at any time for any reason other than death or Retirement, the Account Balances will be paid to the Participant in a single payment in the manner specified in Section 6.2, as soon thereafter as is practicable, notwithstanding the Participant's elections hereunder.

     (c) Leave of Absence, Transfer or Disability. The Participant's employment will not be considered as terminated if the Participant is on an approved leave of absence or if the Participant transfers or is transferred but remains in the employ of the Company or if the Participant is eligible to receive disability payments under the ML & Co. Basic Long-Term Disability Plan.

     (d) Discretion to Alter Payment Date. Notwithstanding the provisions of Sections 6.3(a) and (b), if the Participant's employment terminates for any reason, the Administrator may, in his sole discretion, direct that the Account Balances be paid at some other time or that it be paid in installments; provided, that no such direction that adversely affects the rights of the Participant or his or her beneficiary under the Plan shall be implemented without the consent of the affected Participant or beneficiary. This direction may be revoked by the Administrator at any time in his sole discretion.

     6.4 Withholding of Taxes.

     ML & Co. will deduct or withhold from any payment to be made or deferred hereunder any U.S. Federal, state or local or foreign income or employment taxes required by law to be withheld or require the Participant or the Participant's beneficiary to pay any amount, or the balance of any amount, required to be withheld, provided that when any payments are made to Participants in connection with a deferral (either as a result of a revocation of such deferral by the Corporation or otherwise) all federal state or local taxes required by law that arise as a result of such payout shall be paid either (A) by applying the cash payable from the Account Balance or, (B) in the event (A) does not yield sufficient cash to pay such taxes, by withholding from the number of shares otherwise deliverable, such number of shares as shall have a Fair Market on the date of such payout at least equal to the amount of tax to be withheld.

     6.5 Beneficiary.

     (a) Designation of Beneficiary. The Participant may designate, in a writing delivered to the Administrator or his designee before the Participant's death, a beneficiary to receive payments in the event of the Participant's death. The Participant may also designate a contingent beneficiary to receive payments in accordance with the Plan if the primary beneficiary does not survive the Participant. The Participant may designate more than one person as the Participant's beneficiary or contingent beneficiary, in which case (i) no contingent beneficiary would receive any payment unless all of the primary beneficiaries predeceased the Participant, and (ii) the surviving beneficiaries in any class shall share in any payments in proportion to the percentages of interest assigned to them by the Participant.

                                        8

     (b) Change in Beneficiary. The Participant may change his or her beneficiary or contingent beneficiary (without the consent of any prior beneficiary) in a writing delivered to the Administrator or his designee before the Participant's death. Unless the Participant states otherwise in writing, any change in beneficiary or contingent beneficiary will automatically revoke such prior designations of the Participant's beneficiary or of the Participant's contingent beneficiary, as the case may be, under the Plan only; and any designations under other deferral agreements or plans of the Company will remain unaffected.

     (c) Default Beneficiary. In the event a Participant does not designate a beneficiary, or no designated beneficiary survives the Participant, the Participant's beneficiary shall be the Participant's surviving spouse, if the Participant is married at the time of his or her death and not subject to a court-approved agreement or court decree of separation, or otherwise the person or persons designated to receive benefits on account of the Participant's death under the ML & Co. Basic Group Life Insurance Plan (the "Life Insurance Plan"). However, if an unmarried Participant does not have coverage in effect under the Life Insurance Plan, or the Participant has assigned his or her death benefit under the Life Insurance Plan, any amounts payable to the Participant's beneficiary under the Plan will be paid to the Participant's estate.

     (d) If the Beneficiary Dies During Payment. If a beneficiary who is receiving or is entitled to receive payments hereunder dies after the Participant but before all the payments have been made, the portion of the Account Balances to which that beneficiary was entitled will be paid as soon as practicable in one lump sum to such beneficiary's estate and not to any contingent beneficiary the Participant may have designated; provided, however, that if the beneficiary was receiving modified installment payments pursuant to
Section 6.1(b), the applicable portion of the Index Account Balances will continue to be paid as modified installment payments, but only to a single person consisting of the administrator or executor of the beneficiary's estate or another person lawfully designated by the administrator or executor (and in the event no such person is designated within a reasonable time, payment will be made in a lump sum).

     6.6 Hardship Distributions.

     ML & Co. may pay to the Participant, on such terms and conditions as the Administrator may establish, such part or all of the Account Balances as he may, in his sole discretion based upon substantial evidence submitted by the Participant, determine necessary to alleviate hardship caused by an unanticipated emergency or necessity outside of the Participant's control affecting the Participant's personal or family affairs. Such payment will be made only at the Participant's written request and with the express approval of the Administrator, and in the case of an Officer of ML & Co., with the approval of the Committee, and will be made on the date selected by the Administrator in his sole discretion. The Account Balances remaining, if any, will continue to be governed by the terms of the Plan. Hardship shall be deemed to exist only on account of expenses for medical care (described in Code Section 213(d)) of the Participant, the Participant's spouse or the Participant's dependents (described in Code Section 152); payment of unreimbursed tuition and related educational fees for the Participant, the Participant's spouse or the Participant's dependents; the need to prevent the Participant's eviction from or, foreclosure on, the Participant's principal residence; unreimbursed damages resulting from a natural disaster; or such other financial need deemed by the Administrator in his sole discretion to be immediate and substantial.

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     6.7 Domestic Relations Orders.

     Notwithstanding the Participant's elections hereunder, ML & Co. will pay to, or to the Participant for the benefit of, the Participant's spouse or former spouse the portion of the Participant's Account Balances specified in a valid court order entered in a domestic relations proceeding involving the Participant's divorce or legal separation. Such payment will be made net of any amounts the Company may be required to withhold under applicable federal, state or local law.

                                   Article VII
                           ADMINISTRATION OF THE PLAN

     7.1 Powers of the Committee and the Administrator.

     (a) General. The Committee and the Administrator shall administer the Plan in accordance with its terms, and will have all powers necessary to accomplish said purpose. The Administrator shall have full power, discretion and authority to interpret and construe, and to administer all aspect of the Plan that do not relate to Executive Officers of the Company. The Administrator shall administer the Plan so as to ensure that it provides deferred compensation for the Participant as a member of a select group of management or highly compensated employees within the meaning of Title I of ERISA. The Administrator's interpretations and construction hereof, and actions hereunder, including any determinations regarding the amount or recipient of any payments, will be binding and conclusive on all persons for all purposes.

     (b) Limitation of Liability. Each member of the Committee and the Administrator shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company, independent certified accountants, consultants, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, the Administrator, or any officers or employee of the Company acting on behalf of the Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and such persons shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to such action determination or interpretation.

     7.2 Optional Rabbi Trust

     Creation of Trust. The Administrator, at any time, may authorize the establishment of a Rabbi Trust to hold shares representing the shares deferred under this Plan on such terms and conditions as the Administrator shall approve. The trustee of the Rabbi Trust shall be a party unaffiliated with the Company. If a Rabbi Trust has been established, upon any Deemed Exercise, a number of shares equal to the number of Stock Units credited in Section 4.1 hereof shall be delivered by the Company to the Rabbi Trust.

     7.3 Payments on Behalf of an Incompetent.

     If the Administrator finds that any person who is entitled to any payment hereunder is a minor or is unable to care for his or her affairs because of disability or incompetency, payment of the Unit Account Balance may be made to anyone found by the Administrator to be the committee or other authorized representative of such person, or to be otherwise entitled to such payment, in the manner and under the conditions that the Administrator determines. Such payment will be a complete discharge of the liabilities of ML & Co. hereunder with respect to the amounts so paid.

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     7.4 Corporate Books and Records Control.

     The books and records of the Company will contol in the event a question arises under the plan concerning the amount of the Account Balance(s), Eligible Compensation, the designation of a beneficiary, or any other matters.

                                  Article VIII
                            MISCELLANEOUS PROVISIONS

     8.1 Litigation.

     The Company shall have the right to contest, at its expense, any ruling or decision, administrative or judicial, on an issue that is related to the Plan and that the Administrator believes to be important to Participants, and to conduct any such contest or any litigation arising therefrom to a final decision.

     8.2 Headings Are Not Controlling.

     The headings contained in the Plan are for convenience only and will not control or affect the meaning or construction of any of the terms or provisions of the Plan.

     8.3 Governing Law.

     To the extent not preempted by applicable U.S. Federal law, the Plan will be construed in accordance with and governed by the laws of the State of New York as to all matters, including, but not limited to, matters of validity, construction, and performance.

     8.4 Amendment and Termination.

     ML & Co. reserves the right to amend or terminate the Plan at any time through the Administrator, except that no such amendment or termination shall adversely affect the right of the Participant to his or her Account Balance(s) as of the date of such amendment or termination. In addition, this Plan may be terminated by the Company and all deferrals hereunder will be rescinded in the event that the Administrator determines in good faith, after consultation with the Controller of ML & Co. (or such person's functional successor) and the Company's independent public accountants, that generally accepted accounting principles are likely to require the Company to recognize the net exercise value of such Stock Options as a charge to Earnings on ML & Co.'s consolidated financial statements. In the event of such termination, the Account Balances will be paid to the Participant as soon as practicable.

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